UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   June 12, 2002

                             Name of Registrant, State of Incorporation,
Commission                   Address of Principal Executive Offices and                    IRS Employer
File Number                  Telephone Number                                              Identification Number
-----------                  -------------------------------------------                   ---------------------
1-9894                       Alliant Energy Corporation                                    39-1380265
                             (a Wisconsin corporation)
                             4902 N. Biltmore Lane
                             Madison, Wisconsin  53718
                             Telephone  (608) 458-3311

0-4117-1                     Interstate Power and Light Company                            42-0331370
                             (an Iowa corporation)
                             Alliant Energy Tower
                             Cedar Rapids, Iowa  52401
                             Telephone  (319) 786-4411

0-337                        Wisconsin Power and Light Company                             39-0714890
                             (a Wisconsin corporation)
                             4902 N. Biltmore Lane
                             Madison, Wisconsin  53718
                             Telephone  (608) 458-3311


This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On June 12, 2002, the Board of Directors of each of Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company (collectively, the "Companies"), upon the recommendation of their respective Audit Committees, dismissed Arthur Andersen LLP ("Andersen") as each of the Companies' independent accountants and engaged Deloitte & Touche LLP to serve as each of the Companies' independent accountants for 2002. Deloitte & Touche LLP will audit the financial statements of each of the Companies for the year ending December 31, 2002. Deloitte & Touche LLP will also audit the financial statements of the Alliant Energy Corporation 401(k) Savings Plan for the years ending December 31, 2001 and 2002.

           Andersen's reports on each of the Companies' consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

           During the years ended December 31, 2001 and 2000 and the subsequent interim period, there were no disagreements between any of the Companies and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of said former accountant, would have caused it to make a reference to the subject matter of such disagreements in connection with its reports ("Disagreements"). During the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

           Each of the Companies provided Andersen with a copy of the foregoing statements. Attached as Exhibits 16.1, 16.2 and 16.3 are copies of Andersen's letters, each dated June 12, 2002, regarding each of the Companies, stating its agreement with such statements.

           During each of the Companies' two most recent fiscal years and the subsequent interim period, none of the Companies consulted Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on any of the Companies' consolidated financial statements, or any matter that was either the subject of a Disagreement or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.  The following exhibits are being filed herewith:

      (16.1)  Letter from Arthur  Andersen LLP to the Securities and Exchange
              Commission,   dated  June  12,  2002,   regarding   Alliant
              Energy Corporation.

      (16.2) Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 12, 2002, regarding Interstate Power and Light Company.

      (16.3) Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 12, 2002, regarding Wisconsin Power and Light Company.

                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALLIANT ENERGY CORPORATION


Date: June 12, 2002                      By:  /s/ John E. Kratchmer
                                              ------------------------
                                              John E. Kratchmer
                                              Corporate Controller and
                                              Chief Accounting Officer


                                         INTERSTATE POWER AND LIGHT COMPANY


Date: June 12, 2002                      By:  /s/ John E. Kratchmer
                                              ------------------------
                                              John E. Kratchmer
                                              Corporate Controller and
                                              Chief Accounting Officer


                                         WISCONSIN POWER AND LIGHT COMPANY


Date: June 12, 2002                      By:  /s/ John E. Kratchmer
                                              ------------------------
                                              John E. Kratchmer
                                              Corporate Controller and
                                              Chief Accounting Officer

                          ALLIANT ENERGY CORPORATION
                      INTERSTATE POWER AND LIGHT COMPANY
                       WISCONSIN POWER AND LIGHT COMPANY
                                   FORM 8-K
                                 EXHIBIT INDEX


  Exhibit
  Number                          Description
  -------                         -----------

  (16.1)    Letter from Arthur Andersen LLP to the Securities and
            Exchange Commission, dated June 12, 2002, regarding
            Alliant Energy Corporation.

  (16.2)    Letter from Arthur Andersen LLP to the Securities and
            Exchange Commission, dated June 12, 2002, regarding
            Interstate Power and Light Company.

  (16.3)    Letter from Arthur Andersen LLP to the Securities and
            Exchange Commission, dated June 12, 2002, regarding
            Wisconsin Power and Light Company.